THIS DOCUMENT IS A COPY OF THE FORM 8-K
FILED ON OCTOBER 27, 1995 PURSUANT TO A
RULE 201 TEMPORARY HARDSHIP EXEMPTION


               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549




                              FORM 8-K


                           CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



                 Date of Report:  October 27, 1995




                          U S WEST, Inc.



A Delaware               Commission File     IRS Employer
Corporation              Number 1-8611       Identification
                                             No. 84-0926774




           7800 East Orchard Road, Englewood, Colorado 80111


                 Telephone Number (303) 793-6500


Item 4.    Changes in Registrant's Certifying Accountant

In view of the expected implementation of the Company's targeted stock structure, the Company has determined, following a recommendation of the Audit Committee, that it will be more efficient and effective for the Company to have a single firm perform the auditing function for the entire business. This decision has resulted in a difficult choice between two highly qualified auditing firms. Until now, Coopers & Lybrand L.L.P. has served as the Company's independent auditor, and Arthur Andersen LLP has served as the primary auditing firm for major subsidiaries within the U S WEST Media Group. After careful consideration and review, the Company has determined that Arthur Andersen LLP will serve as the Company's independent auditor. For that reason, the Company has notified Coopers & Lybrand L.L.P. that the Company will no longer retain the firm as its independent auditor, effective upon the completion of the audit of the Company's financial statements for the fiscal year ending December 31, 1995. The Company maintains high regard for Coopers & Lybrand L.L.P. and is grateful for the work it has performed over the years.

During the Company's two most recent fiscal years ended December 31, 1994 and December 31, 1993, the reports of Coopers & Lybrand L.L.P. on the Company's financial statements contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years ended December
31, 1994 and December 31, 1993, and interim periods thereafter:

(1) No disagreements with Coopers & Lybrand L.L.P. have occurred on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand L.L.P., would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements.

(2) No reportable events involving Coopers & Lybrand L.L.P. have occurred that must be disclosed under Item 304(a)(1)(v) of Regulation S-K.

(3) The Company has not consulted with Arthur Andersen LLP on items that concerned the application of accounting principles to a specific transaction, either completed or proposed, or on the type of audit opinion that might be rendered on the Company's financial statements.

The Company requested, and Coopers & Lybrand L.L.P. has furnished, a letter addressed to the Securities and Exchange Commission stating that Coopers & Lybrand L.L.P. agrees with the statements set forth in the second paragraph above and in numbered paragraphs (1) and (2) above. A copy of that letter from Coopers & Lybrand L.L.P. to the Securities and Exchange Commission is filed as Exhibit 16 to this Form 8-K.


Item 7.  Exhibits

EXHIBIT NO.  DESCRIPTION

4.1          Form of Note concerning the U S WEST Capital Funding,
             Inc. 6.31% Notes due November 1, 2005, unconditionally guaranteed as to payment of principal and interest by U S WEST, Inc.


4.2          Form of Distribution Agreement between U S WEST Capital
             Funding, Inc.; Merrill Lynch & Co.; Merrill Lynch,
             Pierce; Fenner & Smith Incorporated; Goldman, Sachs &
             Co.; Lehman Brothers; Lehman Brothers, Inc.; Morgan
             Stanley & Co. Incorporated and Salomon Brothers Inc, dated October 13, 1995.


4.3          Form of U S WEST Capital Funding, Inc. Fixed Rate
             Medium-Term Note.


4.4          Form of U S WEST Capital Funding, Inc. Floating Rate
             Medium-Term Note.


16           Letter from Coopers & Lybrand L.L.P. dated October 27,
             1995.


27           Financial Data Schedule.


99A Press Release issued October 27, 1995 concerning the third quarter earnings results of U S WEST, Inc. (the
             "Company").


99A.1        Unaudited Consolidated Statements of Income of the
             Company for quarters and nine months ended September
             30, 1994 and September 30, 1995, filed in connection with the Press Release dated October 27, 1995.


99A.2 Unaudited Consolidated Balance Sheets of the Company for the year ended December 31, 1994 and nine months ended September 30, 1995, filed in connection with the Press Release dated October 27, 1995.


99A.3        Unaudited Consolidated Statements of Cash Flows of the
             Company for nine months ended September 30, 1994 and September 30, 1995, filed in connection with the Press
             Release dated October 27, 1995.


EXHIBIT NO.  DESCRIPTION

99A.4        Unaudited Combined Statements of Income of U S WEST
             Communications Group for quarters and nine months ended
             September 30, 1994 and September 30, 1995, filed in connection with the Press Release dated October 27, 1995.

99A.5        Unaudited Selected Combined Group Data of U S WEST
             Communications Group for quarters and nine months ended
             September 30, 1994 and September 30, 1995, filed in connection with the Press Release dated October 27, 1995.

99A.6        Unaudited Combined Statements of Income of U S WEST
             Media Group for quarters and nine months ended
             September 30, 1994 and September 30, 1995, filed in connection with the Press Release dated October 27, 1995.


99A.7        Unaudited Selected Combined Group Data of U S WEST
             Media Group for quarters and nine months ended
             September 30, 1994 and September 30, 1995, filed in connection with the Press Release dated October 27, 1995.

99A.8        Unaudited Selected Proportionate Data of U S WEST
             Media Group for quarters ended September 30, 1994 and
             September 30, 1995 and year to date 1994 and 1995, filed in connection with the Press Release dated
             October 27, 1995.



                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U S WEST, Inc.

/s/ STEPHEN E. BRILZ
By:___________________________
Stephen E. Brilz
Senior Attorney and
Assistant Secretary

Dated:  October 27, 1995